Exhibit 99.1

PRESS RELEASE

Maxar Technologies Appoints Carolyn Pittman as

Chief Accounting Officer

Westminster, Colo. –  August 2, 2019 – Maxar Technologies (NYSE: MAXR; TSX: MAXR), today announced the appointment of Carolyn K. Pittman as Senior Vice President and Chief Accounting Officer, effective July 29, 2019. She will become the Company’s Principal Accounting Officer, effective August 7, 2019.

Pittman joins after a 23-year career at Northrop Grumman Corporation (NYSE: NOC) and its spin-off company, Huntington Ingalls Industries (NYSE: HII), where she held numerous financial leadership positions, including Chief Financial Officer and Vice President Finance and Controller of Newport News Shipbuilding, a $4.7 billion operating division of Huntington Ingalls, Chief Financial Officer for Enterprise Shared Services at Northrop Grumman, and corporate Vice President and Chief Audit Executive at Northrop Grumman. Prior to Northrop Grumman, Pittman worked in public accounting for 10 years at Ernst & Young, LLP. Pittman serves on the Board of Directors for Minerals Technologies, Inc., a $1.8 billion, publically traded global resource and technology company. She earned an M.B.A. in finance from Dallas Baptist University and a B.S.B.A in accounting/data processing from the University of Arkansas. She is a certified public accountant and certified information systems auditor.

“I am extraordinarily pleased to welcome Carolyn Pittman to the Maxar leadership team,” said Biggs Porter, Maxar CFO. “Carolyn has a wealth of public company experience, a deep understanding of government contract finance and accounting and a track record of implementing best-in-class internal controls.”

About Maxar Technologies

As a global leader of advanced space technology solutions, Maxar is at the nexus of the new space economy, developing and sustaining the infrastructure and delivering the information, services, systems that unlock the promise of space for commercial and government markets. The operations of DigitalGlobe, SSL (Space Systems Loral) and Radiant Solutions were unified under the Maxar brand in February; MDA continues to operate as an independent business unit within the Maxar organization. As a trusted partner with 5,900 employees in over 30 global locations, Maxar provides vertically integrated capabilities and expertise including satellites, Earth imagery, robotics, advanced propulsion systems, geospatial data and analytics to help customers anticipate and address their most complex mission-critical challenges with confidence. Every day, billions of people rely on Maxar to communicate, share information and data, and deliver insights that Build a Better World. Maxar trades on the New York Stock Exchange and Toronto Stock Exchange as MAXR. For more information, visit www.maxar.com.

Forward-Looking Statements

Certain statements and other information included in this release constitute "forward-looking information" or "forward-looking statements" (collectively, "forward-looking statements") under applicable securities laws. Statements including words such as "may", "will", "could", "should", "would", "plan", "potential", "intend", "anticipate", "believe", "estimate" or "expect" and other words, terms and phrases of similar meaning are often intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties, as well as other statements referring to or including forward-looking information included in this presentation.

Forward-looking statements are subject to various risks and uncertainties which could cause actual results to differ materially from the anticipated results or expectations expressed in this presentation. As a result, although management of the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct. The risks that could cause actual results to differ materially from current expectations include, but are not limited to, the risk factors and other disclosures about the Company and its business included in the Company's continuous disclosure materials filed from time to time with U.S. securities and Canadian regulatory authorities, which are available online under the Company's EDGAR profile at www.sec.gov, under the Company's SEDAR profile at www.sedar.com or on the Company's website at www.maxar.com.

The forward-looking statements contained in this release are expressly qualified in their entirety by the foregoing cautionary statements. All such forward-looking statements are based upon data available as of the date of this presentation or other specified date and speak only as of such date. The Company disclaims any intention or obligation to update or revise any forward-looking statements in this presentation as a result of new information or future events, except as may be required under applicable securities legislation.

Media Contact

Turner Brinton

Maxar Public Relations

1-303-684-4545

turner.brinton@maxar.com

Investor Relations Contact

Jason Gursky

Maxar VP Investor Relations

1-303-684-2207

jason.gursky@maxar.com